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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32032) of SmarterKids.com, Inc. of our report dated February 15, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K of SmarterKids.com, Inc.




PricewaterhouseCoopers LLP


Boston, Massachusetts
March 30, 2000